UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2017

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2017, at the annual meeting of shareholders (the “Annual Meeting”) the shareholders of Reinsurance Group of America, Incorporated (the “Company”), upon recommendation of the Board of Directors, approved the amendment and restatement of each of: (i) the Company’s Flexible Stock Plan (the “Flexible Stock Plan”), (ii) the Company’s Flexible Stock Plan for Directors (the “Director Plan”) and (iii) the Company’s Phantom Stock Plan for Directors (the “Phantom Plan” and together with the Flexible Stock Plan and the Director Plan, collectively, the “Equity Plans”)). Among other things, the amendments increase the number of shares authorized for issuance as follows: for the Flexible Stock Plan, by 1,600,000 shares, for a total of 14,960,077 shares; for the Director Plan, by 70,000 shares, for a total of 282,500 shares; and for the Phantom Plan, by 30,000 shares, for a total of 130,000 shares.

The amendments to the Equity Plans will not affect any award previously made to the chief executive officer, the chief financial officer, or any director or named executive officer of the Company under the Equity Plans, nor under any other compensatory plan, contract or arrangement covering any such person.

The Equity Plans, as proposed to be amended, are described in greater detail in proposals four, five and six on pages 53 through 73 in the Company’s Proxy Statement, dated April 12, 2017, for the 2017 Annual Meeting of Shareholders (“Proxy Statement”) filed with the Securities and Exchange Commission on that date. The descriptions of the Equity Plans contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Equity Plans (as amended and restated), copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 23, 2017. The number of shares of the common stock of the Company represented at the Annual Meeting, in person or proxy, was 58,561,565 shares, or approximately 90.95% of the outstanding voting shares of the Company. At the Annual Meeting, the Company’s shareholders were asked to vote on the election of five directors and the six proposals described below, and the votes were cast as follows:

1.        Election of the following director for term expiring in 2018 or until her successor is elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Patricia L. Guinn	55,284,669	890,672	11,310	2,374,914

Election of the following directors for terms expiring in 2020 or until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Arnoud W.A. Boot	55,423,452	751,671	11,528	2,374,914
John F. Danahy	55,300,995	874,073	11,583	2,374,914
J. Cliff Eason	39,513,497	16,596,442	76,712	2,374,914
Anna Manning	54,810,885	1,364,887	10,879	2,374,914

2.        Approval, on an advisory, non-binding basis, on the frequency of the vote on executive compensation:

One-Year	Two-Years	Three-Years	Abstain
48,184,357	262,809	7,727,457	12,028

The Board of Directors has decided, consistent with its recommendation and the vote of shareholders, to hold the advisory vote on executive compensation on an annual basis until the 2023 Annual Meeting of Shareholders, which will be the next required vote on the frequency of the shareholder vote on the compensation of executives, although an earlier vote may be held at the discretion of the Board of Directors.

3.        Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Withheld	Broker Non-Votes
55,139,956	1,000,768	45,927	2,374,914

4.        Approval of the Flexible Stock Plan:

For	Against	Abstain	Broker Non-Votes
50,965,548	5,195,351	25,752	2,374,914

5.        Approval of the Director Plan:

For	Against	Abstain	Broker Non-Votes
54,374,652	1,788,073	23,926	2,374,914

6.        Approval of the Phantom Plan:

For	Against	Abstain	Broker Non-Votes
55,819,340	339,396	27,915	2,374,914

7.        Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
57,398,342	1,153,720	9,503	0

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following documents are filed as exhibits to this report:

10.1	Amended & Restated Flexible Stock Plan, effective May 23, 2017.

10.2	Amended & Restated Flexible Stock Plan for Directors, effective May 23, 2017.

10.3	Amended & Restated Phantom Stock Plan for Directors, effective May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 24, 2017	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended & Restated Flexible Stock Plan, effective May 23, 2017

10.2	Amended & Restated Flexible Stock Plan for Directors, effective May 23, 2017

10.3	Amended & Restated Phantom Stock Plan for Directors, effective May 23, 2017